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                                                                 Exhibit 10.7(a)

                                 FIRST AMENDMENT

This First Amendment is entered and made as of September 6, 2000 (the "Amendment") as an amendment to the ChautauquaJet Service Agreement dated as of March 19, 1999, by and between US Airways, Inc. ("US Airways") and CHAUTAUQUA AIRLINES, INC. ("Chautauqua") (the "Agreement").

                                   WITNESSETH:

WHEREAS, US Airways and Chautauqua have entered into the Agreement; and

WHEREAS, US Airways and Chautauqua desire to amend certain provisions of the Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Chautauqua hereby agree as follows:

     1. Section 2.1 is hereby amended by deleting "ten (10) EMB-145 LR" in the fifth line and replacing it with, "twenty (20) active and (1) spare EMB-145 LR" which have an engine performance rating at least as good as the rating provided by the Rolls Royce engine with an AIP rating. Chautauqua represents that all aircraft delivered after November 2000 shall be configured with the AIP performance rating, subject to FAA certification, and that Chautauqua shall use its best efforts to retro-fit the existing US Airways ERJ Fleet with the AIP performance modification in a timely manner.

     2. Exhibit 2.1 of the Agreement is hereby deleted in its entirety and replaced with Exhibit 2.

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Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed seperately with the Securities and Exchange Commission.
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     3. A new Section 2.9 is hereby added to the Agreement for a "Spare
Aircraft", aircraft number 16.

     "The sixteenth (16th) Aircraft will be a "Spare Aircraft". For the purposes of calculating the payment to Chautauqua as described in Section 5 of the Agreement, the Spare Aircraft will not be included as an Aircraft in service. For the purposes of calculating the schedule requirements as described in Exhibit 2.1(a) of the Agreement, the Spare Aircraft will not be included."

     4. Exhibit 5.1 is hereby deleted in its entirety and replaced with Exhibit
5.1 attached hereto as of the monthly billing period beginning when the eleventh
(11th) Aircraft is placed into service. Further, in lieu of payment for Hull Insurance and Passenger Liability Insurance as specified in the Pricing Model, US Airways reserves the right to provide Hull Insurance and Passenger Liability Insurance at the levels specified in the Section 6 of the Agreement or at mutually agreed levels.

     5. Section 7.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "7.1 This Agreement is effective as of March 19, 1999 and Services provided hereunder will continue, without interruption, for a period of seven
(7) years from the in-service date of the eleventh (11th) Aircraft, unless it is terminated on an earlier date pursuant to the provisions of this Article 7 of the Agreement. US Airways will have the right to extend the term of this Agreement by three (3) years upon twelve (12) months' notice prior to the end of the initial term.


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     6. Effective as of July 2000 Article 8 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof except for the period July 2000 until December 2000 where Chautauqua has the option, upon its notification of US Airways within three business days after the calculations have been completed, of continuing Article 8 as originally specified in the Agreement:

ARTICLE 8 PERFORMANCE PLAN

SECTION 8.1 PERFORMANCE PLAN METRICS

Chautauqua's operating performance will be tracked by US Airways each month based upon the following metrics:

     FLEET LAUNCH: "Fleet Launch" will be the percent of the fleet departing within [*] of the scheduled departure time on its first flight of the day.

     ON TIME DEPARTURE PERCENTAGE: "On Time Departure Percentage" is defined as the percentage of departures completed within [*] of the scheduled departure time.

     COMPLETION PERCENTAGE: "Completion Percentage" is defined as the percentage of scheduled departures completed.

     PASSENGER COMPLAINT RATIO: "Passenger Complaint Ratio" is defined as the number of passenger complaints received by Chautaugua and/or US Airways for service failings per one hundred thousand (100,000) passengers carried under the terms of this agreement.


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* Confidential
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SECTION 8.2 Performance Plan Payment

a) After the end of each month when the measurement data has become available, US Airways will compute the measurements included in Section 8.1 and provide a summary statement showing the operating performance of Chautauqua in the preceding month. US Airways, in consultation with Chautauqua, will also compute the amount due to/from Chautauqua, referred to as the Performance Plan
Payment per the Performance Plan Payment Schedule. The Performance Plan
Payment will be calculated using the amount per passenger from the Performance Plan Payment Schedule multiplied by the number of revenue passengers carried under the terms of this Agreement in the month under review."

     Performance Plan Payment Schedule:

                                         Amount per Passenger
                                Excellent   Good      Fair      Poor
Fleet Launch                       [*]       [*]       [*]       [*]
On Time Departure Percentage       [*]       [*]       [*]       [*]
Completion Percentage              [*]       [*]       [*]       [*]
Complaints                         [*]       [*]       [*]       [*]


b) The table of Performance Standards set forth below and as adjusted per
Section 8.3 will meet the criteria described below:

     i) The upper and lower bounds of each classification are directly or indirectly related to the Midpoint of the "Fair" classification.

     ii) The upper bound and lower bound of the "Fair" classification is fixed amount from the Midpoint as shown in the Performance Standard table below subject to the minimums described in Section 8.3

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* Confidential
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     iii) The upper bound of the "Poor" classification is set below the lower bound of the "Fair" classification by amount equal to the smallest measurement fraction subject to the minimums as shown in the Performance Standard table below.

     iv) The lower bound of the "Good" classification is set above the upper bound of the "Fair" classification by amount equal to the smallest measurement fraction.

     v) The upper bound of the "Good" classification is set at an amount shown in the Performance Standard table below.

     vi) The lower bound of the "Excellent" classification is set above the upper bound of the "Good" by an amount equal to the smallest measurement fraction.

Performance Standards:

                                Excellent   Good      Fair      Poor
Fleet Launch                       [*]       [*]       [*]       [*]
On Time Departure Percent          [*]       [*]       [*]       [*]
Completion Percentage              [*]       [*]       [*]       [*]
Complaints Ratio                   [*]       [*]       [*]       [*]

The Performance Standards after adjustments are subject to the following limits.

                                 Maximum  Minimum   Minimum   Minimum
                                Excellent   Good      Fair      Poor
Fleet Launch                       [*]       [*]       [*]       [*]
On Time Departure Percent          [*]       [*]       [*]       [*]
Completion Percentage              [*]       [*]       [*]       [*]
Complaints Ratio                   [*]       [*]       [*]       [*]


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* Confidential
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SECTION 8.3 PERFORMANCE PLAN ADJUSTMENT

The Performance Standards as described in Section 8.2 will be in effect for six (6) months and then be reviewed and adjusted as described below. The first review will be conducted in January 2001 using data from July through December of 2000 and if any adjustment is required, it will be effective January 1, 2001.

a) Fleet Launch: The Midpoint of the "Fair" classification for the Fleet Launch standard in the next period will be adjusted by an amount equal to fifty percent (50%) of the difference between the actual Fleet Launch in the prior period and the Midpoint of the "Fair" classification in the prior period. The upper bound of the "Good" classification in the next period will be adjusted by an amount equal to twenty five percent (25%) of the difference between the actual Fleet Launch in the prior period and the Midpoint of the "Fair" classification in the prior period. The remaining bounds of each category will meet the criteria described in Section 8.2(b).

b) On Time Departure Percentage: The Midpoint of the "Fair" classification for the On Time Departure Percentage standard in the next period will be adjusted by an amount equal to fifty percent (50%) of the difference between the actual On Time Departure Percentage in the prior period and the Midpoint of the "Fair" classification in the prior period. The upper bound of the "Good" classification in the next period will be adjusted by an amount equal to twenty five (25%) of the difference between the actual On Time Departure Percentage in the prior period and the Midpoint of the "Fair" classification in the prior period. The remaining bounds of each category will be set to meet the criteria described in Section 8.2(b).


c) Complete Percentage: The Midpoint of the "Fair" classification for the Completion Percentage standard in the next period will be adjusted by an amount equal to fifty percent (50%) of the difference between the actual Completion Percentage in the prior period and the Midpoint of the "Fair" classification in the prior period. The upper bound of the "Good" classification in the next period will be adjusted by an amount equal to twenty five percent (25%) of the difference between the actual Completion Percentage in the prior period and the


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Midpoint of the "Fair" classification in the prior period. The remaining bounds of each category will meet the criteria described in Section 8.2(b)

(d) Passenger Complaint Ratio: The Midpoint of the "Fair" classification for the Passenger Complaint Ratio standard in the next period will be adjusted by an amount equal to fifty percent (50%) of the difference between the actual Passenger Complaint Ratio in the prior period and the Midpoint of the "Fair" classification in the prior period. The upper bound of the "Good" classification in the next period will be adjusted by an amount equal to twenty five percent (25%) of the difference between the actual Passenger Complaint Ratio in the prior period and the Midpoint of the "Fair" classification in the prior period. The remaining bounds of each category will meet the criteria described in Section 8.2(b).


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EXAMPLE OF THE PERFORMANCE PLAN ADJUSTMENT PROCESS

If actual performance was:

Fleet Launch  [*]
On Time Departure Percent:  [*]
Completion Percent:  [*]
Complaints Ratio  [*]

then the New Performance Standards would be:

                                Excellent   Good      Fair      Poor   To The Nearest
Fleet Launch                       [*]       [*]       [*]       [*]        [*]
On Time Departure Percent          [*]       [*]       [*]       [*]        [*]
Completion Percentage              [*]       [*]       [*]       [*]        [*]
Complaints Ratio                   [*]       [*]       [*]       [*]        [*]


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* Confidential
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SECTION 8.4 Performance Plan Disputes

Any disputes between US Airways and Chautauqua arising as a result of the Performance Plan will be resolved in accordance with the dispute resolution procedures set forth in Article 15.

     7. Both parties agree that the practice of holding back amounts from the Base Compensation and simultaneously placing the amounts in the "Incentive Fund" as referred to in Section 5.4(a), 5.4(b), and 5.4(c) will be eliminated upon entering into the new Performance Plan described above.

     8. Article 12 Maintenance Cost Adjustment of the Agreement is hereby deleted in its entirety.

     9. A new Article 14.1 (e) is added as follows:

     "United Airlines, UAL Corporation, or their advisors, but solely in connection with the proposed merger of US Airways and United Airlines and subject to such parties agreeing to maintain the confidentiality of the Confidential Information pursuant to the terms hereof."

     10. Section 7.3(c) is hereby amended by deleting "as measured in Section
8.2 of this Agreement" in the second and third lines and replacing it with "as measured by departures within [*] of scheduled departure time based on departures made within Aircraft turn times, but excluding departures delayed due to operational deficiencies (including, without limitation, weather or air traffic control ordered delays) that are not within the responsibility of Chautauqua".


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* Confidential
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Except as amended hereby, the Agreement remains unchanged in all other respects.
Upon its execution, this First Amendment together with the Agreement, will be the complete and binding understanding of the Parties with respect to the terms and conditions of the Agreement, us amended by the terms set forth herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

     CHAUTAUQUA AIRLINES, INC.              US AIRWAYS INC.

     /s/ Bryan Bedford                      /s/ Thomas M. Hanley
    ------------------------               ----------------------------
     By:    Bryan Bedford                   By:    Thomas M. Hanley
     Title: President                       Title: Vice President, US Airways

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EXHIBIT 2 IMPLEMENTATION SCHEDULE OF AIRCRAFT DEPLOYMENT

DATE                         OPERATIONAL AIRCRAFT

Date of Amendment                  9

December 2000                     10

December 2000                     11

February 2001                     12

May 2001                          13

August 2001                       14

August 2001                       15

September 2001                    16

October 2001                      17

November 2001                     18

December 2001                     19

January 2002                      20

February 2002                     21


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

EXHIBIT 5.1 [*]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


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